Exhibit 10.13

SYMANTEC CORPORATION
2004 EQUITY INCENTIVE PLAN
As Adopted by the Board on July 20, 2004
and as amended thereafter
     1. Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company’s future performance through awards of Options, Stock Appreciation Rights, Restricted Stock Units, and Restricted Stock Awards. Capitalized terms not defined in the text are defined in Section 25.
     2. Shares Subject to the Plan.
          2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be one hundred and sixty-three million (163,000,000) Shares plus up to forty-five million one hundred thousand (45,100,000) shares subject to awards granted under the Company’s 1996 Equity Incentive Plan that cancel, forfeit (e.g., upon the Participant’s Termination) or otherwise expire by their terms on or following the adoption of this Plan.
          Any award other than an Option or a SAR shall reduce the number of Shares available for issuance under this Plan by two Shares for every Share issued. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued will again be available for grant and issuance in connection with future Awards under this Plan. The following Shares may not again be made available for future grant and issuance as Awards under the Plan: (i) Shares that are withheld to pay the exercise or purchase price of an Award or to satisfy any tax withholding obligations in connection with an Award, (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Option or SAR or (iii) shares of the Company’s Common Stock repurchased on the open market with the proceeds of an Option exercise price. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
          2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or there is a change in the corporate structure (including, without limitation, a spin-off), then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, (c) the number of Shares that may be granted pursuant to Section 3 below, and (d) the Purchase Price and number of Shares subject to other outstanding Awards, including Restricted Stock Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will be rounded down to the nearest whole Share, and may be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share, as determined by the Committee.
In the event of an extraordinary cash dividend by the Company, the Committee, in its sole discretion, may, in lieu of the any of the methods of adjustments set forth above, determine that:  (a) Participants holding outstanding RSUs will be entitled to receive a cash payment, with respect to each Share subject to such Awards, in an amount equal to the per-Share extraordinary cash dividend amount, provided, however, that unless determined otherwise by the Committee, any cash payment or new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant has the right to receive with respect to the Participant’s unvested RSUs pursuant to this clause (a) may be issued subject to both (i) the same vesting requirements applicable to the Participant’s unvested RSUs and (ii) such escrow arrangements as the Committee may deem appropriate, and/or (b) the Exercise Price of outstanding Options and SARs may be reduced by an amount equal to the per-Share extraordinary cash dividend amount, provided, however, that the Committee may, in its sole discretion, determine that a cash payment shall be made to a Participant holding an Option or SAR partially or entirely in lieu of such a reduction in Exercise Price on a per-Share cent-for-cent basis.
     3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 2,000,000 Shares in any calendar year under this Plan, pursuant to the grant of Awards hereunder, of which no more than 400,000 Shares shall be covered by Awards of Restricted Stock and Restricted Stock Units, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 3,000,000 Shares in the calendar year in which they commence their employment, of which no more than 600,000 Shares shall be covered by Awards of Restricted Stock and Restricted Stock Units. For purposes of these limits only, each Restricted Stock Unit settled in Shares (but not those settled in cash), shall be deemed to cover one Share. A person may be granted more than one Award under this Plan.
     4. Administration.
          4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:
               (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
               (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
               (c) select persons to receive Awards;
               (d) determine the form and terms of Awards;
               (e) determine the number of Shares or other consideration subject to Awards;
               (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;
               (g) grant waivers of Plan or Award conditions;
               (h) determine the vesting, exercisability and payment of Awards;
               (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
               (j) amend any Award Agreements executed in connection with this Plan;
               (k) determine whether an Award has been earned; and
               (l) make all other determinations necessary or advisable for the administration of this Plan.
          4.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. To the extent permitted by applicable laws, the Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.
          4.3 Section 162(m), Rule 16b-3 and Stock Exchange Requirements. If two or more members of the Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, at least two (2) of whom are Outside Directors. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to officers and directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3. In addition, the Plan will be administered in a manner that complies with any applicable Nasdaq Global Select Market or stock exchange listing requirements.
     5. Options. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option (subject to Section 5.4 below), the circumstances upon and the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:
          5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan. To the extent that any Option designated as an ISO in the Award Agreement fails to qualify as such under applicable law, it shall be treated instead as a NQSO.
          5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee at the time it acts to approve the grant. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
          5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of Shares as the Committee determines.
          5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant; provided that the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 10 of this Plan.
          5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written or electronic notice or agreement of stock option exercise (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased and all applicable withholding taxes.
          5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:
               (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options are vested and exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

               (b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant’s death or disability), then Participant’s Options may be exercised only to the extent that such Options are vested and exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.
          5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.
          5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
          5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that (a) any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted; (b) any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code; and (c) notwithstanding anything to the contrary elsewhere in the Plan, the Company is subject to Section 21.2 below with respect to any proposal to reprice outstanding Options.
          5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
     6. Non-Employee Director Equity Awards.
          6.1 Types of Awards. All Awards other than ISOs may be granted to non-employee directors under this Plan. Awards granted pursuant to this Section 6 may be automatically made pursuant to a policy adopted by the Board (as such policy may be amended from time to time by the Board) or made from time to time as determined in the discretion of the Board, or, if the authority to grant Awards to non-employee directors has been delegated by the Board, the Committee.
          6.2 Eligibility. Awards granted pursuant to this Section 6 shall be granted only to non-employee directors. Any non-employee director, including without limitation any non-employee director who is appointed as a member to the Board, will be eligible to receive an Award under this Section 6.
          6.3 Vesting, Exercisability and Settlement. Except as set forth in Section 18, Awards granted pursuant to Section 6 shall vest, become exercisable and be settled as determined by the Board or, if the authority to make such determinations has been delegated by the Board, the Committee. With respect to Options and SARs, the exercise price of such Award granted to non-employee directors shall not be less than the Fair Market Value of the Shares at the time such Award is granted.
     7. Restricted Stock Awards. A Restricted Stock Award is an offer by the Company to issue to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of

Shares the person may be issued or purchase, the Purchase Price (if any), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:
          7.1 Restricted Stock Agreement. All purchases under a Restricted Stock Award will be evidenced by a written agreement (the “Restricted Stock Agreement”), which will be in substantially a form (which need not be the same for each Participant) that the Committee shall from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Participant can accept a Restricted Stock Award only by signing and delivering to the Company the Restricted Stock Agreement, and full payment of the Purchase Price (if any) and all applicable withholding taxes, at such time and on such terms as required by the Committee. If the Participant does not accept the Restricted Stock Award at such time and on such terms as required by the Committee, then the offer of the Restricted Stock Award will terminate, unless the Committee determines otherwise.
          7.2 Purchase Price. The Purchase Price (if any) for a Restricted Stock Award will be determined by the Committee, and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 10 of this Plan and as permitted in the Restricted Stock Agreement, and in accordance with any procedures established by the Company.
          7.3 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to all restrictions, if any, that the Committee may impose. These restrictions may be based on completion of a specified period of service with the Company and/or upon completion of the performance goals as set out in advance in the Restricted Stock Agreement, which shall be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select performance criteria, including if the Award is intended to qualify as “performance-based compensation” under Code Section 162(m) from among the Performance Factors, to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. For Restricted Stock Awards intended to comply with the requirements of Section 162(m) of the Code, the performance goals will be determined at a time when the achievement of the performance goals remains substantially uncertain and shall otherwise be administered in a manner that complies with the requirements under that statute. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
          7.4 Termination During Vesting or Performance Period. Restricted Stock Awards shall cease to vest immediately if a Participant is Terminated during the vesting period or Performance Period applicable to the Award for any reason, unless the Committee determines otherwise, and any unvested Shares subject to such Restricted Stock Awards shall be subject to the Company’s right to repurchase such Shares or otherwise to any forfeiture condition applicable to the Award, as described in Section 14 of this Plan, if and as set forth in the applicable Restricted Stock Agreement.
     8. Restricted Stock Units. A Restricted Stock Unit (or RSU) is an award covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). A RSU may be awarded for past services already rendered to the Company, or any Affiliate, Parent or Subsidiary of the Company pursuant to an Award Agreement (the “RSU Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the following:
          8.1 Terms of RSUs. RSUs may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Affiliate, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine. The Committee will determine all terms of each RSU including, without limitation: the number of Shares subject to each RSU, the time or times during which each RSU shall vest and the RSU be settled, the consideration to be distributed on such settlement, and the effect on each RSU of its holder’s Termination. A RSU may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance RSU Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. If the RSU is being earned upon the satisfaction of performance goals pursuant to a Performance RSU Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each RSU; (b) select performance criteria, including if the

Award is intended to qualify as “performance-based compensation” under Code Section 162(m) from among the Performance Factors, to be used to measure performance goals, if any; and (c) determine the number of Shares deemed subject to the RSU. For RSUs intended to comply with the requirements of Section 162(m) of the Code, the performance goals will be determined at a time when the achievement of the performance goals remains substantially uncertain and shall otherwise be administered in a manner that complies with the requirements under that statute. Prior to settlement of any RSU earned upon the satisfaction of performance goals pursuant to a Performance RSU Agreement, the Committee shall determine the extent to which such RSU has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the RSUs to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.
          8.2 Form and Timing of Exercise. The portion of a RSU being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.
     9. Stock Appreciation Rights. A Stock Appreciation Right (or SAR) is an award that may be exercised for cash or Shares (which may consist of Restricted Stock), having a value equal to the value determined by multiplying the difference between the Fair Market Value on the date of settlement over the Exercise Price and the number of Shares with respect to which the SAR is being settled. A SAR may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the “SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the following:
          9.1 Terms of SARs. SARs may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine. The Committee will determine all terms of each SAR including, without limitation: the number of Shares deemed subject to each SAR, the time or times during which each SAR may be settled, the consideration to be distributed on settlement, and the effect on each SAR of its holder’s Termination. The Exercise Price of a SAR will be determined by the Committee when the SAR is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance SAR Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. If the SAR is being earned upon the satisfaction of performance goals pursuant to a Performance SAR Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each SAR; (b) select performance criteria, including if the Award is intended to qualify as “performance-based compensation” under Code Section 162(m) from among the Performance Factors, to be used to measure performance goals, if any; and (c) determine the number of Shares deemed subject to the SAR. Prior to exercise of any SAR earned upon the satisfaction of performance goals pursuant to a Performance SAR Agreement, the Committee shall determine the extent to which such SAR has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the SARs to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. Notwithstanding anything to the contrary elsewhere in the Plan, the Company is subject to Section 21.2 below with respect to any proposal to reprice outstanding SARs. The term of a SAR shall be ten (10) years from the date the SAR is awarded or such shorter term as may be provided in the Award Agreement.
          9.2 Form and Timing of Settlement. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.
     10. Payment for Share Purchases. Payment for Shares purchased pursuant to this Plan may be made in cash, by check or by wire transfer or, where expressly approved for the Participant by the Committee and where permitted by law:
          (a) by cancellation of indebtedness of the Company to the Participant;
          (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;
          (c) cashless “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value that does not exceed the aggregate exercise price; provided that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the exercise price not satisfied by such reduction in the number of whole Shares to be issued;
          (d) by waiver of compensation due or accrued to the Participant for services rendered;
          (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists, through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and any applicable withholding obligations, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;
          (f) by such other consideration and method of payment as permitted by the Committee and applicable law; or
          (g) by any combination of the foregoing.
     11. Withholding Taxes.
          11.1 Withholding Generally. It shall be a condition to the grant of an Award under this Plan that the Participant satisfy any tax withholding or similar obligations applicable to the Award that may be legally imposed upon the Participant. Whenever Awards are to be granted or Shares are to be issued in satisfaction of Awards granted under this Plan, the Participant shall make such arrangements as the Company may require to remit to the Company an amount sufficient to satisfy federal, state, local, or foreign withholding tax requirements prior to the delivery of any Award Agreement or certificate or certificates for Award Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.
          11.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the grant, exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form and during a period acceptable to the Committee.
     12. Privileges of Stock Ownership; Voting and Dividends. Except to the extent that the Committee grants an RSU that entitles the Participant to credit for dividends paid on Award Shares prior to the date such Shares are issued to the Participant (as reflected in the RSU Agreement), no Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further,that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s original Purchase Price or otherwise forfeited to the Company.
     13. Transferability. Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. All Awards shall be exercisable: (i) during the Participant’s lifetime, only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after Participant’s death, by the legal representative of the Participant’s heirs or legatees.
     14. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares that are not vested held by a Participant following such Participant’s Termination at any time specified after the Participant’s Termination Date, for cash and/or cancellation of purchase money indebtedness, at the Participant’s original Exercise Price or Purchase Price, as the case may be. Alternatively, at the discretion of the Committee, Award Shares issued to the Participant for which the Participant did not pay any Exercise or Purchase Price may be forfeited to the Company on such terms and conditions as may be specified in the Award Agreement. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.
     15. Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.
     16. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. This Section shall not be construed to defeat the requirements of Section 21.2 with respect to any proposed repricing of Options or SARs.
     17. Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation, and no liability for failure, to issue Shares or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
     18. Corporate Transactions.
          18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants, or the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards); provided that[, unless otherwise determined by the Board,] all Awards granted pursuant to Section 6 shall accelerate and be fully vested upon such merger, consolidation or corporate transaction. In the event such successor corporation (if any) fails to assume or substitute Awards pursuant to a transaction described in this Subsection 18.1, all such Awards will expire on such transaction at such time and on such conditions as the Board shall determine.
          18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other “corporate transaction.”
          18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.
     19. No Obligation to Employ; Accelerated Expiration of Award for Harmful Act. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause. Notwithstanding anything to the contrary herein, if a Participant is Terminated because of such Participant’s actual or alleged commitment of a criminal act or an intentional tort and the Company (or an employee of the Company) is the victim or object of such criminal act or intentional tort or such criminal act or intentional tort results, in the reasonable opinion of the Company, in liability, loss, damage or injury to the Company, then, at the Company’s election, Participant’s Awards shall not be exercisable or settleable and shall terminate and expire upon the Participant’s Termination Date. Termination by the Company based on a Participant’s alleged commitment of a criminal act or an intentional tort shall be based on a reasonable investigation of the facts and a determination by the Company that a preponderance of the evidence discovered in such investigation indicates that such Participant is guilty of such criminal act or intentional tort.
     20. Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under applicable law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an Award that constitutes

“deferred compensation” under Section 409A and the Guidance is a “specified employee” at the time of his or her “separation from service” (as each is defined under Section 409A and applicable Guidance), no distribution or payment of any amount shall be made before a date that is six (6) months following the date of such Participant’s separation from service or, if earlier, the date of the Participant’s death within such six (6) month period.
     21. Certain Stockholder Approval Matters.
          21.1 Plan Effectiveness; Increasing Plan Shares. This Plan became effective on July 20, 2004 (the “Effective Date”). Any amendment to this Plan increasing the number of Shares available for issuance hereunder shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve (12) months before or after the effective date of such amendment (“Amendment Effective Date”). Upon the Amendment Effective Date, the Board may grant Awards covering such additional Shares pursuant to this Plan; provided, however, that: (a) no Option granted pursuant to such increase in the number of Shares subject to this Plan approved by the Board may be exercised prior to the time such increase has been approved by the stockholders of the Company; and (b) in the event that stockholder approval of any such amendment increasing the number of Shares subject to this Plan is not obtained, all Awards covering such additional Shares granted hereunder will be canceled, any Shares issued pursuant to any Award will be canceled, and any purchase of Shares hereunder will be rescinded.
          21.2 Repricing Matters. Except in connection with a corporate transaction involving the Company (including without limitation any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification, reorganization, merger, consolidation, split-up, spin-off or exchange of shares), the terms of outstanding Awards may not without stockholder approval be amended to reduce the exercise price of outstanding Options or SARs, or to cancel outstanding Options or SARs in exchange either for (a) cash, or (b) new Options, SARS or other Awards with an exercise price that is less than the exercise price of the original (cancelled) Options or SARs.
     22. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate on July 20, 2014.
     23. Amendment or Termination of Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of Section 6 of this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan to increase the number of shares that may be issued under this Plan, change the designation of employees or class of employees eligible for participation in this Plan, take any action in conflict with Section 21.2 above, or otherwise materially modify a provision of the Plan if such modification requires stockholder approval under the applicable rules and regulations of the Nasdaq Market.
     24. Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
     25. Definitions. As used in this Plan, the following terms will have the following meanings:
     “Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.
     “Award” means any award under this Plan, including any Option, Stock Appreciation Right, Restricted Stock Unit, or Restricted Stock Award.
     “Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.
     “Board” means the Board of Directors of the Company.
     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.
     “Company” means Symantec Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.
     “Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option, and in the case of a Stock Appreciation Right the value specified on the date of grant that is subtracted from the Fair Market Value when such Stock Appreciation Right is settled.
     “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
     (a) if such Common Stock is then quoted on the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (collectively, the “Nasdaq Market”), its closing price on the Nasdaq Market on the date of determination as reported in The Wall Street Journal;
     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or
     (d) if none of the foregoing is applicable, by the Committee in good faith.
     “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
     “Outside Director” shall mean a person who satisfies the requirements of an “outside director” as set forth in regulations promulgated under Section 162(m) of the Code.
     “Option” means an award of an option to purchase Shares pursuant to Section 5.
     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     “Participant” means a person who receives an Award under this Plan.
     “Performance Factors” means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:
     (1) Net revenue and/or net revenue growth;
     (2) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;
     (3) Operating income and/or operating income growth;
     (4) Net income and/or net income growth;
     (5) Earnings per share and/or earnings per share growth;
     (6) Total stockholder return and/or total stockholder return growth;
     (7) Return on equity;

     (8) Operating cash flow return on income;
     (9) Adjusted operating cash flow return on income;
     (10) Economic value added; and
     (11) Individual business goals or criteria that can be objectively specified in a manner that complies with Section 162(m).
     “Performance Period” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards.
     “Plan” means this Symantec Corporation 2004 Equity Incentive Plan, as amended from time to time.
     “Purchase Price” means the price to be paid for Shares acquired under this Plan pursuant to an Award other than an Option.
     “Restricted Stock Award” means an award of Shares pursuant to Section 7.
     “Restricted Stock Unit” or “RSU” means an award of Shares pursuant to Section 8.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.
     “Stock Appreciation Right” or “SAR” means an Award, granted pursuant to Section 9.
     “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
     “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

SYMANTEC CORPORATION
STOCK OPTION GRANT — TERMS AND CONDITIONS
          1. Grant of Option. Symantec Corporation, a Delaware corporation, (the “Company”), hereby grants to the optionee named in the Stock Option Grant (“Optionee”) an option (this “Option”) to purchase the total number of shares subject to the Option set forth in the Stock Option Grant (the “Shares”) at the exercise price per Share set forth in the Stock Option Grant (the “Exercise Price”), subject to all of the terms and conditions set forth in this Terms and Conditions of Stock Option Grant and the Stock Option Grant (collectively, the “Grant”) and in the Company’s 2004 Equity Incentive Plan (the “Plan”).
          For U.S. taxpayers, if designated as an incentive stock option in the Stock Option Grant, this Option is intended to qualify as an “incentive stock option” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). If not so designated, this Option shall be a nonqualified stock option (“NQSO”).
          2. Exercise Period of Option. Subject to the terms and conditions set forth in this Grant and in the Plan, Optionee may exercise this Option in whole or in part for any Vested Shares, as determined in accordance with Section 8 hereof; provided, however, that this Option shall expire and terminate on the expiration date set forth in the Stock Option Grant (the “Expiration Date”), or earlier, as provided in Section 4 hereof, and must be exercised, if at all, on or before the Expiration Date.
          3. Restrictions on Exercise. Exercise of this Option is subject to the following limitations:
               (a) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable U.S. state and local securities laws, as they are in effect on the date of exercise.
               (b) This Option may not be exercised until the Plan, or any required increase in the number of shares authorized under the Plan, is approved by the stockholders of the Company.
               (c) The exercise of this option may be subject to additional conditions and/or restrictions as set forth in the Company’s Insider Trading Policy, as in effect from time to time.
          4. Termination of Option. Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to provide services as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company (each as defined in the Plan), except in the case of sick leave, military leave, or any other leave of absence approved by the committee appointed by the Company’s Board of Directors (the “Board”) to administer the Plan (the “Committee”) or by any person designated by the Committee, provided that such leave is for a period of not more than ninety days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee or its designee will have sole discretion to determine whether an Optionee has ceased to provide services and the effective date on which Optionee ceased to provide services (the “Termination Date”).
               (a) If Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, Optionee may exercise this Option to the extent (and only to the extent) that it would have been exercisable upon the Termination Date, within three months after the Termination Date, but in any event no later than the Expiration Date.
               (b) If Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company because of the death or disability of Optionee, within the meaning of Section 22(e) (3) of the Code, (or Optionee dies within three months after Optionee ceases to provide services other than because of such Optionee’s death or disability) the Option may be exercised to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, by Optionee (or Optionee’s legal representative) within twelve months after the Termination Date, but in any event no later than the Expiration Date.
               (c) Notwithstanding anything to the contrary herein, if Optionee ceases to provide services to the Company or any Parent, Subsidiary or Affiliate of the Company because of Optionee’s actual or alleged commitment of a criminal act or an intentional tort and the Company (or an employee of the Company) is the victim or object of such criminal act or intentional tort or such criminal act or intentional tort results, in the reasonable opinion of the Company, in liability, loss, damage or injury to the Company, then, at the Company’s election, this Option shall not be exercisable and shall terminate upon Optionee’s Termination Date. Termination by the Company based on Optionee’s alleged commitment of a criminal act or an intentional tort shall be based on a reasonable investigation of the facts and a determination by the Company that a preponderance of the evidence discovered in such investigation indicates that Optionee is guilty of such criminal act or intentional tort.
Nothing in this Grant or in the Plan shall confer on Optionee any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.
          5. Manner of Exercise.
               (a) This Option shall be exercisable by delivery to the Company of an executed written Notice of Intent to Exercise Stock Option in such form or forms as may be approved by the Company (the “Exercise Agreement”), which shall set forth Optionee’s election to exercise this

Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.
               (b) Such Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased (i) in cash (by check or by wire transfer); (ii) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by Optionee in the open public market, having a Fair Market Value (as defined in the Plan) equal to the Exercise Price of the Option; (iii) provided that a public market for the Company’s stock exists, through a “same day sale” commitment from Optionee and a broker-dealer approved by the Company that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or (iv) by any combination of the foregoing.
               (c) Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable U.S. federal, state and/or local withholding obligations of the Company.
               (d) Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee’s legal representative or assignee.
          6. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee pursuant to this Grant is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date which is two years after the Grant Date, or (2) the date one year after exercise of the ISO with respect to which the Shares are to be sold or disposed, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to Optionee.
          7. Nontransferability of Option. This Option may not be transferred in any manner other than by will or by the law of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.
          8. Vesting Schedule. Until the Termination Date, the shares subject to this option shall vest in accordance with the vesting schedule set forth in the Stock Option Grant. Shares that are vested pursuant to the vesting schedule set forth in the Stock Option Grant are “Vested Shares” and are exercisable hereunder.
          9. Compliance with Laws and Regulations. The exercise of this Option and the issuance of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of U.S. federal and state, and local securities laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any U.S. state or local securities commission or any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer.
          10. Adjustments. The number of Shares subject to this Option and the Exercise Price per share are subject to adjustment pursuant to Section 2.2 of the Plan. In the event of a transaction described in Section 18.1 of the Plan, this Option may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on Optionee, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to Optionee as was provided to stockholders (after taking into account the existing provisions of the Option). In the event such successor corporation (if any) fails to assume this Option or substitute an equivalent award pursuant to a corporate transaction, this Option will expire on such transaction at such time and on such conditions as the Board shall determine.
          11. Interpretation. Any dispute regarding the interpretation hereof or of the Plan shall be submitted by Optionee or the Company forthwith to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.
          12. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, options granted under the Plan or future options that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
          13. Governing Law. The interpretation, performance and enforcement of this Grant shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Grant, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this Grant is made and/or to be performed.

          14. Notices. Any notice required to be given or delivered to the Company under the terms of this Grant shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated in the Stock Option Grant or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three days after deposit in the United States mail by certified or registered mail (return receipt requested); one business day after deposit with any return receipt express courier (prepaid); or one business day after transmission by facsimile, rapifax or telecopier.
          15. Entire Agreement. The Plan, the Exercise Agreement, and the Appendices are incorporated in this Grant by reference. In the event of any conflict between the terms of this Grant and the Plan, the terms of the Plan shall apply. This Grant constitutes the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.
          16. Appendices. Notwithstanding any provisions in this Grant, the Option shall be subject the terms and conditions set forth in the Appendices to this Grant. Moreover, if Optionee relocates to one of the countries included in the Appendix B, the special terms and conditions for such country will apply to Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendices constitute part of this Grant.
          17. Imposition of Other Requirements. In addition, the Company reserves the right to impose other requirements on the Option and the Shares purchased upon exercise of the Option, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
***

NOTICE OF INTENT TO EXERCISE STOCK OPTION
SYMANTEC CORPORATION
20330 Stevens Creek Blvd.
Cupertino, CA 95014
DATE: ___\ ___\ ___
PURSUANT to the Stock Option Grants (detailed below) granted to me by Symantec Corporation (the “Company”), I hereby notify the company that I wish to exercise my right to purchase shares of common stock as described in the table below. I acknowledge that I have received, read and understood a copy of the Plan and the Grant Agreement, and that such are incorporated herein by reference.

Taxes
Grant	Grant	Option Type	Option Price	Number	Total	Due	Total Due to
Number	Date	(NQ or ISO)	Per Share	of Shares	Option Price	(NQ Only)	Symantec

TOTALS

.___
I do not wish to sell the shares at this time. Payment for these shares will be made in a manner as defined in and allowed by the Plan and the Company. Please deliver the shares to the following mailing address:

o	I am not a Company Insider.

o	I am a Company Insider and have received pre-clearance approval from Art Courville in the Company’s Legal Department.

Name	Signature

Address

Social Security or Employee ID No:	Office Location:

Daytime Telephone Number:	Home Telephone Number:

SYMANTEC CORPORATION
FORM OF RSU AWARD AGREEMENT
RECITALS
A. The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.
B. The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this RSU Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Restricted Stock Units (each, a “RSU”).
C. All capitalized terms in this RSU Agreement shall have the meaning assigned to them in Appendix A attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.
     NOW, THEREFORE, it is hereby agreed as follows:
1. Grant of Restricted Stock Units. The Company hereby awards to the Participant RSUs under the Plan. Each RSU represents the right to receive one share of Common Stock on the vesting date of that RSU (each, a “Share”), subject to the provisions of this RSU Agreement (including any Appendices hereto). The number of shares of Common Stock subject to this Award, the applicable vesting schedule for the RSUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this RSU Agreement.
AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Agreement.

Vesting Schedule:
The Shares shall vest pursuant to the schedule set forth on Appendix B hereto.

The Shares allocated to each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional Shares shall vest following the Participant’s Termination.

Issuance Schedule
The Shares in which the Participant vests in accordance with the foregoing Vesting Schedule shall be issuable as set forth in Paragraph 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected.

2. Limited Transferability. This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this RSU Agreement and the Plan.

3. Cessation of Service. Should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the RSUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled RSUs and the Participant’s right to receive RSUs and vest under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service; in no event will the Participant’s service be extended by any notice period mandated under local law (e.g., active service would not include a period of “garden leave” or similar period pursuant to local law). For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.
4. Corporate Transaction.
a. In the event of a Corporate Transaction, any or all outstanding RSUs subject to this RSU Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the RSUs).
b. In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.
c. Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these RSUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.
d. This RSU Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
5. Adjustment in Shares. Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.]
6. Issuance of Shares of Common Stock.
a. As soon as practicable following the applicable vesting date of any portion of the RSU (including the date (if any) on which vesting of any portion of this RSU accelerates), the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2 1/2) months after the later of (i) the end of the
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Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs. Notwithstanding the foregoing, RSUs granted to non-employee directors pursuant to Section 6 of the Plan shall be settled within 30 days after vesting.
b. If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.
c. In no event shall fractional Shares be issued.
d. The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the RSUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).
7. Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by (1) in the event the RSU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations; provided, however, that the amount of the Shares so withheld pursuant to alternative (3) shall not exceed the amount necessary to satisfy the required Tax Obligations using the minimum statutory withholding rates that are applicable to this kind of income. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arises that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event the Tax Obligations arises prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.
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8. Compliance with Laws and Regulations.
a. The issuance of shares of Common Stock pursuant to the RSU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
b. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
9. Successors and Assigns. Except to the extent otherwise provided in this RSU Agreement, the provisions of this RSU Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.
10. Notices. Any notice required to be given or delivered to the Company under the terms of this RSU Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this RSU Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
11. Construction. This RSU Agreement and the Award evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this RSU Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this RSU Agreement shall be conclusive and binding on all persons having an interest in the RSU.
12. Governing Law. The interpretation, performance and enforcement of this RSU Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the RSU Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
13. Excess Shares. If the Shares covered by this RSU Agreement exceed, as of the date the RSU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.
14. Employment at Will. Nothing in this RSU Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or
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retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.
15. Severability. The provisions of this RSU Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, RSUs granted under the Plan or future RSUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
17. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
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     IN WITNESS WHEREOF, the parties have executed this RSU Agreement on this            date of                             , 200   .

SYMANTEC CORPORATION
By:
	Title:	Vice President, Accounting and Compliance
	Address:	350 Ellis Street Mountain View, CA 94014

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PARTICIPANT

Signature:
Address:

APPENDIX A
DEFINITIONS
     The following definitions shall be in effect under the Agreement:
1. Agreement shall mean this RSU Agreement.
2. Award shall mean the award of RSUs made to the Participant pursuant to the terms of this RSU Agreement.
3. Award Date shall mean the date the RSUs are awarded to Participant pursuant to the RSU Agreement and shall be the date indicated in Paragraph 1 of the Agreement.
4. Code shall mean the Internal Revenue Code of 1986, as amended.
5. Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)
a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)
a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)
any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

6. Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.
7. Notice of Agreement shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing Participant with notice of the issuance of a RSU award pursuant to the Plan and terms of this RSU Agreement.
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8. Participant shall mean the person named in the Notice of Agreement relating to the RSUs covered by this Agreement.
9. Plan shall mean the Company’s 2004 Equity Incentive Plan, as the same may be amended from time to time.
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APPENDIX B
VESTING SCHEDULE
B-1

APPENDIX C
ADDITIONAL PROVISIONS
1. Nature of the Grant. In signing this RSU Agreement, the Participant acknowledges that:
     a. the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this RSU Agreement;
     b. the grant of RSUs is voluntary and occasional and does not create any contractual or other right to receive future awards of RSUs, or benefits in lieu of RSUs even if RSUs have been awarded repeatedly in the past;
     c. all decisions with respect to future grants of RSUs, if any, will be at the sole discretion of the Company;
     d. the Participant’s participation in the Plan is voluntary;
     e. the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;
     f. RSUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and RSUs are outside the scope of the Participant’s employment contract, if any;
     g. RSUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
     h. in the event that Participant is not an employee of the Company, the grant of RSUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of RSUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;
     i. the future value of the underlying Shares is unknown and cannot be predicted with certainty;
     j. if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of RSUs may increase or decrease in value; and
     k. in consideration of the grant of RSUs, no claim or entitlement to compensation or damages arises from termination of the RSUs or diminution in value of the RSUs or Shares received upon vesting of RSUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have
C-1

arisen, then, by signing this RSU Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.
2. Data Privacy Notice and Consent.
     a. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this RSU Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
     b. The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all RSUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).
     c. The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the RSUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
3. Language. If the Participant has received this RSU Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.
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SYMANTEC CORPORATION
PERFORMANCE BASED RESTRICTED STOCK UNIT
AWARD AGREEMENT
RECITALS
A. The Board has adopted the Plan for the purpose of providing incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Symantec Corporation (the “Company”) and its Subsidiaries and Affiliates.
B. The Participant is to render valuable services to the Company and/or its Subsidiaries and Affiliates, and this Performance Based Restricted Stock Unit Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s issuance of rights in respect of Common Stock in the form of Performance Based Restricted Stock Units (each, a “PRU”).
C. All capitalized terms in this Agreement shall have the meaning assigned to them in Appendix A or B attached hereto. All undefined terms shall have the meaning assigned to them in the Plan.
     NOW, THEREFORE, it is hereby agreed as follows:
1. Grant of Performance Based Restricted Stock Units. The Company hereby awards to the Participant PRUs under the Plan. Each PRU represents the right to receive one share of Common Stock on vesting based on achievement of the performance objectives set forth in Appendix B (each, a “Share”), subject to the provisions of this Agreement (including any Appendices hereto). The number of shares of Common Stock subject to this Award, the applicable vesting schedule for the PRUs and the Shares, the dates on which those vested Shares shall be issued to Participant and the remaining terms and conditions governing this Award shall be as set forth in this Agreement (including any Appendices hereto).
AWARD SUMMARY

Award Date and Number of Shares Subject to Award:	As set forth in the Notice of Grant of Award (the “Notice of Grant”).

Vesting Schedule:	The Shares shall vest pursuant to the schedule set forth on Appendix B hereto.

Subject to the provisions of Appendix B hereto, the Shares that may be earned on each applicable vesting date shall vest on that date only if the employment of the Participant has not Terminated as of such date, and no additional Shares shall vest following the Participant’s Termination.

Issuance Schedule
The Shares in which the Participant vests shall be issuable as set forth in Paragraph 6. However, the actual number of vested Shares to be issued will be subject to the provisions of Paragraph 7 (pursuant to which the applicable withholding taxes are to be collected) and Appendix B.

2. Limited Transferability. This Award, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with this Agreement and the Plan.
3. Cessation of Service. Subject to the provisions of Appendix B hereto, should the Participant’s service as an employee, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or an Affiliate of the Company be Terminated for any reason (whether or not in breach of local labor laws) prior to vesting in one or more Shares subject to this Award, then the PRUs covering such unvested Shares will be immediately thereafter cancelled, the Participant shall cease to have any right or entitlement to receive any Shares under those cancelled PRUs and the Participant’s right to receive PRUs and vest under the Plan, if any, will terminate effective as of the date that the Participant is no longer actively providing service; in no event will the Participant’s service be extended by any notice period mandated under local law (e.g., active service would not include a period of “garden leave” or similar period pursuant to local law). For purposes of service, transfer of employment between the Company and any Subsidiary or Affiliate shall not constitute Termination of Service. The Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing service for purposes of the Plan.
4. Corporate Transaction. Subject to the provisions of Appendix B hereto:
a. In the event of a Corporate Transaction, any or all outstanding PRUs subject to this Agreement may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on the Participant, or the successor corporation may substitute an equivalent award or provide substantially similar consideration to the Participant as was provided to stockholders (after taking into account the existing provisions of the PRUs).
b. In the event such successor corporation (if any) fails to assume this Award or substitute an equivalent award (as provided in Paragraph 4(a) above) pursuant to a Corporate Transaction, this Award will expire on such transaction at such time and on such conditions as the Board shall determine.
c. Any action taken pursuant to clauses (a) or (b) above must either (i) preserve the exemption of these PRUs from Section 409A of the Code or (ii) comply with Section 409A of the Code.
d. This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
5. Adjustment in Shares. Should any change be made to the Common Stock by reason of any stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration or if there is a change in the corporate structure, then appropriate adjustments shall be made to the total number and/or class of securities issuable pursuant to this Award in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.
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6. Issuance of Shares of Common Stock.
a. As soon as practicable following the applicable vesting date of any portion of the PRU (including the date (if any) on which vesting of any portion of this PRU accelerates), the Company shall issue to or on behalf of the Participant a certificate (which may be in electronic form) for the applicable number of underlying shares of Common Stock that so vested, subject, however, to the provisions of Paragraph 7 pursuant to which the applicable withholding taxes are to be collected. In no event shall the date of settlement (meaning the date that shares of Common Stock are issued) be later than two and one half (2 1/2) months after the later of (i) the end of the Company’s fiscal year in which the applicable vesting date occurs or (ii) the end of the calendar year in which the applicable vesting date occurs.
b. If the Company determines that the Participant is a “specified employee,” as defined in the regulations under Section 409A of the Code, at the time of the Participant’s “separation from service,” as defined in those regulations, then any units that otherwise would have been settled during the first six months following the Participant’s separation from service will instead be settled during the seventh month following the Participant’s separation from service, unless the settlement of those units is exempt from Section 409A of the Code.
c. In no event shall fractional Shares be issued.
d. The holder of this Award shall not have any stockholder rights, including voting rights, with respect to the Shares subject to the PRUs until the Award holder becomes the record holder of those Shares following their actual issuance and after the satisfaction of the Tax Obligations (as defined below).
7. Tax Obligations. The Participant hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local and foreign employment, social insurance, payroll, income and other tax withholding obligations of the Company or any Affiliate (the “Tax Obligations”) that arise in connection with this Award. The satisfaction of the Tax Obligations shall occur at the time the Participant receives a distribution of Common Stock or other property pursuant to this Award, or at any time prior to such time or thereafter as reasonably requested by the Company and/or any Affiliate in accordance with applicable law. The Participant hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by any of the following methods: (1) in the event the PRU is to be settled in part in cash rather than settled in full in Shares, withholding from the cash to be distributed to the Participant in settlement of this Award, (2) permitting the Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to sell a portion of the Shares to be delivered under the Award to satisfy the applicable Tax Obligations and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the proceeds necessary to satisfy the Tax Obligations directly to the Company and/or its Affiliates, and (3) withholding Shares that are otherwise to be issued and delivered to the Participant under this Award in satisfaction of the Tax Obligations; provided, however, that the amount of the Shares so withheld pursuant to alternative (3) shall not exceed the amount necessary to satisfy the required Tax Obligations using the minimum statutory withholding rates that are applicable to this kind of income. In addition, to the extent this Award is not settled in cash, the Company is authorized to satisfy any Tax Obligations by withholding for the Tax Obligations from wages and other cash compensation payable to the Participant or by causing the Participant to tender a cash payment to the Company if the Committee determines in good faith at the time the Tax Obligations arises that withholding pursuant to the foregoing alternatives (2) and (3) above are not in the best interest of the Company or the Participant. In the event
3

the Tax Obligations arises prior to the delivery to the Participant of Common Stock or it is determined after the delivery of Shares or other property that the amount of the Tax Obligations was greater than the amount withheld by the Company and/or any Affiliate, the Participant shall indemnify and hold the Company and its Affiliates harmless from any failure by the Company and/or any Affiliate to withhold the proper amount. The Company may refuse to deliver the Shares if the Participant fails to comply with the Participant’s obligations in connection with the Tax Obligations as described in this Paragraph 7.
8. Compliance with Laws and Regulations.
a. The issuance of shares of Common Stock pursuant to the PRU shall be subject to compliance by the Company and the Participant with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or an established market, if applicable) on which the Common Stock may be listed for trading at the time of such issuance.
b. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance of any Common Stock hereby shall relieve the Company of any liability with respect to the non-issuance of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.
9. Successors and Assigns. Except to the extent otherwise provided in this Agreement, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Participant, Participant’s assigns, the legal representatives, heirs and legatees of Participant’s estate and any beneficiaries designated by Participant.
10. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated below Participant’s signature line on this Agreement (as may be updated from time to time by written notice from the Participant). All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.
11. Construction. This Agreement and the Notice of Grant evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall apply. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in the PRU.
12. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.
13. Excess Shares. If the Shares covered by this Agreement exceed, as of the date the PRU is granted, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then the Award shall be void with respect to those excess Shares, unless stockholder approval of an
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amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.
14. Employment at Will. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue in the employment of the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant’s service with the Company at any time for any reason, with or without cause.
15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
16. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan, PRUs granted under the Plan or future PRUs that may be granted under the Plan (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
17. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
5

     IN WITNESS WHEREOF, the parties have executed this Agreement on this ____ date of ____________, 201_.

SYMANTEC CORPORATION

By:

Title:

Address:

PARTICIPANT

Signature:

Address:

6

APPENDIX A
DEFINITIONS
     The following definitions shall be in effect under the Agreement:
1. Agreement shall mean this Performance Based Restricted Stock Unit Award Agreement.
2. Award shall mean the award of PRUs made to the Participant pursuant to the terms of this Agreement.
3. Award Date shall mean the date the PRUs are granted to Participant pursuant to the Agreement and shall be the date indicated in the Notice of Grant.
4. Code shall mean the Internal Revenue Code of 1986, as amended.
5. Committee shall mean the Compensation Committee of the Company Board of Directors.
6. Corporate Transaction shall mean

(a)	a dissolution or liquidation of the Company,

(b)
a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants),

(c)
a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company,

(d)	the sale of substantially all of the assets of the Company, or

(e)
any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company).

7. Common Stock shall mean shares of the Company’s common stock, par value $0.01 per share.
8. Notice of Grant shall mean such notice as provided by the Stock Administration Department of the Company, or such other applicable department of the Company, providing Participant with notice of the issuance of a PRU award pursuant to the Plan and terms of this Agreement.
A-1

9. Participant shall mean the person named in the Notice of Grant relating to the PRUs covered by this Agreement.
10. Plan shall mean the Company’s 2004 Equity Incentive Plan, as the same may be amended from time to time.
A-2

APPENDIX B
PERFORMANCE SCHEDULE (2012-2014 GRANT)
The number of PRUs that will be earned shall be based on the metrics set forth below. Terms not otherwise defined in Appendix A or B shall have the meaning ascribed to them in the Plan.
1. Grant of Performance Based Restricted Stock Units.
Subject to the terms and conditions of Agreement, the Notice of Grant and of the Plan, the Company hereby grants to the Employee a number of PRUs set forth in the Notice of Grant, subject to reduction and vesting as set forth below.
2. Primary Metric.
The Employee can earn the PRUs based on the Company’s performance in (a) achieving annual EPS, and (b) achieving TSR over a three-year period, with EPS being measured at the end of the first year of the Performance Period (as defined below) against the Annual Target Long Term Incentive Grant and TSR being measured at the end of year two and year three (with such measurements being years one and two for the second year TSR measurement period and years one through three for the third year TSR measurement period, with such three-year period described as the Vesting Schedule in the Notice of Grant and hereafter referred to as the “Performance Period”). For purposes of clarity, no PRUs will be earned until the end of the three-year performance period, subject to the provisions of Sections 4 and 5 below. The goals (including the associated threshold, target and maximum levels with respect thereto) associated with this PRU are established by the Committee and will be communicated by the Company.
The number of PRUs determined at the at end of the first year of the Performance Period will range from 0% to 133% of the Annual Target Long Term Incentive Grant as determined by the Committee after the end of the first year of the Performance Period based upon the Company’s achievement of the EPS goal, as follows: 0% if performance is below the threshold level, 50% if performance is at the threshold level, 100% if performance is at target and 133% if performance is at or above the maximum level. For EPS performance between the threshold level and the maximum level, a proportionate fraction of the Annual Target Long Term Incentive Grant between 50% and 133% will be applied based on performance between threshold and maximum levels. The number of PRUs credited to the Employee at the end of the first year of the Performance Period is the “Conditional PRU Award.”
3. TSR Modifier.
At the end of the second year of the Performance Period and the end of the third year of the Performance Period, the TSR modifier will be applied to the Reference Amount (as defined below), as set forth in Section 3 below, in each case as reviewed and approved by the Committee. No PRUs are awarded if at the end of the first year of the Performance Period the Company’s achievement of the EPS goal is less than the threshold level determined by the Committee. Subject to the provisions of Sections 4 and 5 below, no PRUs shall become earned unless the employee is employed by the Company on the last day of the 3 year Performance Period.
Application of Modifier:

(a) Following the completion of the applicable Performance Period, the Conditional PRU Award will be adjusted by the TSR modifier to be determined by the Committee based on the performance criteria set forth below. A Participant’s earned PRU award (if any) shall be equal to the Reference Amount multiplied by the TSR modifier for the applicable Performance Period after completion thereof, as reviewed and approved by the Committee.
The TSR modifier will be as follows based on the Company’s two and three year performance (with TSR measurements being made at the end of the second year Performance Period measuring years one and two, and at the end of the third year of the Performance Period, measuring years one through three) as measured against the two-year and three-year performance of the companies comprising the S&P 500 over the same period (with the S&P 500 being comprised of those companies that make up the S&P 500 index at the end of the applicable Performance Period): 50% if performance is at or below the threshold level, 100% if performance is at target and 150% if performance is at or above the maximum level. For performance between the threshold level and target level, a proportionate fraction of the TSR modifier between 50% and 100% will be applied, and for performance between the target level and the maximum level, a proportionate fraction of the TSR modifier between 100% and 150% will be applied. TSR performance versus the S&P 500 will be calculated as the 30-day average of the Company’s stock price as calculated at the beginning of the applicable Performance Period and end of the applicable Performance Period.
In no event shall more than the number of PRUs set forth in the Notice of Grant be eligible to be earned pursuant to this Agreement and the Notice of Grant.
4. Change of Control.
     In the event of a Change of Control of the Company (as defined in the Executive Retention Plan (as defined below)) before the end of the first year of the Performance Period, then the Annual Target Long Term Incentive Grant shall be subject, to the extent applicable, to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof).
     In the event of a Change of Control of the Company (as defined in the Executive Retention Plan) after the end of the first year of the Performance Period but prior to the end of the third year of the Performance Period, then the Conditional PRU Award shall be subject, as applicable, to the acceleration provisions of Section 1 of the Executive Retention Plan (as well as all other provisions of such plan, including Section 3 thereof).
5. Death, Disability and Involuntary Termination.
If a Participant’s employment with the Company (or any majority or greater owned subsidiary) terminates by reason of death, total and permanent disability or an involuntary termination other than for Cause (as defined below) after the end of the first year of the Performance Period but prior to the end of the third year of the Performance Period, then the Participant shall be entitled to payment of a prorated number of PRUs, as follows:

(1)
If the Participant’s termination occurs after the end of the first year of the Performance Period and prior to the end of the second year of the Performance Period, then the number of PRUs earned by the Participant shall equal the product of (A) the Conditional PRU Award multiplied by (B) the Proration Factor.

(2)
If the Participant’s termination occurs after the end of the second year of the Performance Period but prior to the end of the third year of the Performance Period, then the number of PRUs earned by the Participant shall equal to (A) two (2) times (B) the product of (i) the TSR modifier for the second year of the Performance Period multiplied by (ii) the Reference Amount for the two-year performance period related to such TSR modifier times (C) the Proration Factor.

Any prorated PRU amounts pursuant to this Section 5 shall be earned by the Participant on his or her termination date and settled as soon as administratively practicable thereafter, but in no event later than the fifteenth (15th) day of the third (3rd) calendar month following such termination date. In no event, however, will any prorated number of PRUs be earned by the Participant if (i) achievement of the EPS goal is below the threshold level (i.e., if the Conditional PRU Award is zero), (ii) if the Participant’s service to the Company (or any of its majority or greater owned subsidiaries) terminates for any reason prior to the end of the first year of the Performance Period, or (iii) if the Participant voluntarily leaves the employ of the Company (or any of its majority or greater owned subsidiaries) prior to the end of the third year of the Performance Period.
6. Restatement of Financial Results
If the Company’s financial statements are the subject of a restatement due to error or misconduct, to the extent permitted by governing law, in all appropriate cases, the Company will seek reimbursement of excess PRUs (as defined below), if any, earned by the Participant hereunder. For purposes of this Agreement, “excess PRUs” means the positive difference, if any, between (i) the number of PRUs earned by the Participant and (ii) the number of PRUs that would have been earned by that Participant had achievement of the EPS goal been determined based on the Company’s financial statements as restated. The Company shall not award any Participant any additional PRUs should the restated financial statements result in a higher PRU award.
7. Definitions
(a) Annual Target Long Term Incentive Grant shall mean the number of shares of Common Stock associated with the annual PRU grant as determined by the Committee.
(b) Cause shall mean the dismissal or discharge of a Participant from employment for one or more of the following reasons or actions: (i) gross negligence or willful misconduct in the performance of duties to the Company (other than as a result of a disability) that has resulted or is likely to result in substantial and material damage to the Company, after a demand for substantial performance is delivered by the Company which specifically identifies the manner in which it believes the individual has not substantially performed his/her duties and provides the individual with a reasonable opportunity to cure any alleged gross negligence or willful misconduct; (ii) commission of any act of fraud with respect to the Company or its affiliates; or (iii) conviction of a felony or a crime involving moral turpitude causing material harm to the business and affairs of the Company.
(c) EPS shall mean the diluted net income per share attributable to Symantec Corporation stockholders reflected in the Company’s condensed consolidated statements of income as adjusted for the following items: business combination accounting entries, stock-based compensation expense, restructuring charges, charges related to the amortization of intangible assets and acquired product rights, impairments of assets and certain other items. For this purpose, EPS shall be computed in the manner consistent with the annual financial plan presented to and approved by the Board of Directors, as well as the quarterly financial results presented to the Audit Committee of the Board of Directors.
(d) Executive Retention Plan shall mean the Symantec Executive Retention Plan as in effect on the date of this Agreement and as hereafter amended from time to time.
(e) Proration Factor shall mean a quotient, the numerator of which is the number of calendar months rounded up to the next whole month) the Participant was in the employ of the Company (or any majority or greater owned subsidiary) during the period commencing with the start of the three-year Performance Period and ending with his or her termination date, and the denominator of which is thirty-six (36) months.
(f) Reference Amount shall mean fifty percent (50%) of the Conditional PRU Award; provided, however, that if the TSR performance at the end of the second year of the Performance Period is not equal to or greater than the target level established by the Committee for the two-year Performance Period, then the Reference Amount for the three-year Performance Period shall be equal to the sum of (i) fifty percent (50%) of the Conditional PRU Award, plus (ii) the difference between the number of PRUs earned or awarded at the end of the second year of the Performance Period and fifty percent (50%) of the Conditional PRU Award.
(g) TSR shall mean the change in stock price over the performance period (measured using a 30-day average stock price at the beginning and end of the respective Performance Period) plus the value of dividends provided in the respective period. The TSR results shall be expressed as an annualized return, or compound annual growth rate (CAGR).

APPENDIX C
ADDITIONAL PROVISIONS
1. Nature of the Grant. In signing this Agreement, the Participant acknowledges that:
     a. the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement;
     b. the grant of PRUs is voluntary and occasional and does not create any contractual or other right to receive future awards of PRUs, or benefits in lieu of PRUs even if PRUs have been awarded repeatedly in the past;
     c. all decisions with respect to future grants of PRUs, if any, will be at the sole discretion of the Company;
     d. the Participant’s participation in the Plan is voluntary;
     e. the Participant’s participation in the Plan will not create a right to further employment with the Company or the Participant’s actual employer (the “Employer”) and shall not interfere with the ability of the Employer to terminate Participant’s service at any time with or without cause;
     f. PRUs are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or to the Employer, and PRUs are outside the scope of the Participant’s employment contract, if any;
     g. PRUs are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculation of any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments;
     h. in the event that Participant is not an employee of the Company, the grant of PRUs will not be interpreted to form an employment contract or relationship with the Company; and furthermore, the grant of PRUs will not be interpreted to form an employment contract with the Employer or any Subsidiary or Affiliate of the Company;
     i. the future value of the underlying Shares is unknown and cannot be predicted with certainty;
     j. if the Participant receives Shares upon vesting, the value of such Shares acquired on vesting of PRUs may increase or decrease in value; and
     k. in consideration of the grant of PRUs, no claim or entitlement to compensation or damages arises from termination of the PRUs or diminution in value of the PRUs or Shares received upon vesting of PRUs resulting from Termination of the Participant’s service by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and the Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, the Participant shall be deemed irrevocably to have waived his or her entitlement to pursue such claim.
2. Data Privacy Notice and Consent.
     a. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement by and among, as applicable, the Employer, the Company, its Parent, its Subsidiaries and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
     b. The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all PRUs or any other entitlement to shares of Common Stock awarded, canceled, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).
     c. The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker, escrow agent or other third party with whom the Shares received upon vesting of the PRUs may be deposited. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. The Participant understands, however, that refusal or withdrawal of consent may affect his or her ability to participate in the Plan. For more information on the consequences of his or her refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
3. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.